                                COX RADIO, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information for the year ended December 31, 1999 has been derived from (i) the historical consolidated financial statements of Cox Radio, Inc. included in Cox Radio's Annual Report on Form 10-K/A dated March 20, 2000; (ii) the historical combined statements of revenues and direct operating expenses of WEDR-FM Miami, Florida; WFOX-FM Atlanta, Georgia; WAPE-FM Jacksonville, Florida; WFYV-FM Jacksonville, Florida; WKQL-FM Jacksonville, Florida; WMXQ-FM Jacksonville, Florida; WOKV-AM Jacksonville, Florida; WBWL-AM Jacksonville, Florida; WPLR-FM New Haven, Connecticut; WKHL-FM Stamford-Norwalk, Connecticut; WSTC-AM Stamford-Norwalk, Connecticut; WEFX-FM Stamford-Norwalk, Connecticut; and WNLK-AM Stamford-Norwalk, Connecticut (which we refer to collectively as the "AMFM Radio Stations") included in Item 7 of Cox Radio's Current Report on Form 8-K dated August 30, 1999; (iii) the historical combined statements of revenues and direct operating expenses of KKBQ-FM Houston, Texas and KLDE-FM Houston, Texas (which we refer to collectively as the "Clear Channel Houston Radio Stations") included in Item 7 of this Current Report on Form 8-K; (iv) the historical combined statements of revenues and direct operating expenses of WKHK-FM Richmond, Virginia; WMXB-FM Richmond, Virginia; and WKLR-FM Richmond, Virginia while under the ownership of Capstar Broadcasting Corporation (which we refer to collectively as the "Clear Channel Richmond Capstar Radio Stations") included in
Item 7 of this Current Report on Form 8-K and (v) the historical combined statements of revenues and direct operating expenses of WKHK-FM Richmond, Virginia; WMXB-FM Richmond, Virginia; and WKLR-FM Richmond, Virginia while under the ownership of AMFM Inc. (which we refer to collectively as the "Clear Channel Richmond AMFM Radio Stations") included in Item 7 of this Current Report on Form 8-K. The financial information for KKTL-FM Houston, Texas; KTBZ-FM Houston, Texas; and WTVR-AM (subsequently named WVBB-AM) Richmond, Virginia (which we refer to collectively as the "Clear Channel Assets") has not been presented since Cox Radio has determined that such assets do not constitute businesses under Rule 11-01(d) of Regulation S-X. Cox Radio does not believe that there is any continuity of operations before and after the acquisition since we did not acquire the revenue stream, customer base, employees, or management of these stations.

The following unaudited pro forma combined financial information as of and for the six months ended June 30, 2000 has been derived from (i) the unaudited historical consolidated financial statements of Cox Radio, Inc. included in Cox Radio's Quarterly Report on Form 10-Q dated August 8, 2000; (ii) the unaudited historical combined statement of assets acquired and the unaudited historical combined statement of direct operating expenses of the AMFM Radio Stations included in Item 7 of this Current Report on Form 8-K; (iii) the unaudited historical combined statement of assets acquired and the unaudited historical combined statement of revenues and direct operating expenses of the Clear Channel Houston Radio Stations included in Item 7 of this Current Report on Form 8-K and (iv) the unaudited historical combined statement of assets acquired and the unaudited historical combined statement of revenues and direct operating expenses of the Clear Channel AMFM Richmond Radio Stations included in Item 7 of this Current Report on Form 8-K.

On August 30, 1999, Cox Radio agreed to acquire the plant and equipment, intangible assets, and FCC broadcast licenses of the AMFM Radio Stations in exchange for the plant and equipment, intangible assets, and FCC broadcast licenses of KFI-AM and KOST-FM in Los Angeles, California and approximately $3 million in cash. Effective October 1, 1999, Cox Radio began operating the AMFM Radio Stations pursuant to a Time Brokerage Agreement and AMFM began operating KFI-AM and KOST-AM pursuant to a Time Brokerage Agreement. Since Cox Radio operated the AMFM Radio Stations , beginning October 1,1999, the net revenues and direct operating expenses, excluding, depreciation and amortization, have been excluded from the results of operations of the AMFM Radio Stations and included in the results of operations of Cox Radio. Since AMFM operated KFI-AM and KOST-FM beginning October 1, 1999, the net revenues and direct operating expenses, excluding depreciation and amortization, have been excluded from the results of operations of Cox Radio and included in the results of operations of AMFM Inc. Cox Radio consummated this transaction on August 25, 2000.

On March 3, 2000, Cox Radio entered into an agreement to acquire the plant and equipment, intangible assets, and FCC broadcast licenses of the Clear Channel Richmond AMFM Radio Stations, the Clear Channel Houston Radio Stations and the Clear Channel Assets (which we refer to collectively as the "Clear Channel Radio Stations") for consideration of approximately $380 million. Cox Radio consummated this transaction on August 30, 2000.

The unaudited pro forma combined statements of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 have been presented as if the exchange of the plant and equipment, intangible assets and FCC broadcast licenses of KFI-AM Los Angeles, California and KOST-FM Los Angeles, California for the plant and equipment, intangible assets and FCC broadcast licenses of the AMFM Radio Stations and the acquisition of the plant and equipment, intangible assets, and FCC broadcast licenses of the Clear Channel Radio Stations (collectively referred to herein as the "Transactions") had been consummated on January 1, 1999. The unaudited pro forma combined balance sheet as of June 30, 2000 has been presented as if the Transactions had been consummated on that date.

The unaudited pro forma combined financial information gives effect to the Transactions under the purchase method of accounting for business combinations and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial information presented on the following pages. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial information are preliminary and have been made solely for purposes of developing such unaudited pro forma combined financial information. Upon determination of the final fair values of certain assets and liabilities, the actual financial position and results of operations may differ from the unaudited pro forma combined amounts reflected herein because of a variety of factors, including availability of additional information, changes in values not currently identified and changes in operating results between the dates of the unaudited pro forma combined financial information and the date on which such final fair values are determined. However, the Company does not expect that such final determination will have a material impact on its financial position or results of operations.

The pro forma adjustments do not reflect any operating efficiencies and cost savings that Cox Radio may achieve with respect to the combined entities. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes nor any adjustments to operating, marketing and general and administrative expenses for any future operating changes.

The unaudited pro forma combined results are not necessarily indicative of the financial position or operating results that would have occurred had the Transactions been consummated on June 30, 2000, or at the beginning of the periods ended June 30, 2000 and December 31, 1999, for which such acquisition has been given effect. In addition, the unaudited pro forma combined results are not necessarily indicative of the combined results of future operations.

                                Cox Radio, Inc.
                   Unaudited Proforma Combined Balance Sheet
                                 June 30, 2000
                                  (unaudited)


                                                                           Clear
                                                              Clear       Channel
                                                             Channel      Richmond
                                                  AMFM       Houston        AMFM         Clear
                                                  Radio       Radio         Radio       Channel     Pro Forma        Cox Radio
                                  Cox Radio     Stations    Stations      Stations      Assets     Adjustments       Pro Forma
                                  ---------    -----------  -----------  -----------  -----------  -----------      -----------
                                     (1)          (1)           (1)          (1)          (1)         (1)               (1)
Current Assets:
 Cash and cash equivalents ....  $    13,589   $        --  $        --  $        --  $        --  $ (3,000) (2)    $    10,589
 Restricted cash ..............       76,699            --           --           --           --           --           76,699
 Accounts and notes receivable,
    less allowance
    for doubtful accounts .....       83,385            --           --           --           --           --           83,385
 Prepaid expenses and other
  current assets ..............        5,007            --           --           --           --           --            5,007
 Amounts due from Cox
  Enterprises Inc. ............       92,809            --           --           --           --           --           92,839
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
      Total current assets ....      271,519            --           --           --           --       (3,000)         268,519
 Plant and equipment, net .....       58,086        15,329        4,655        3,775        1,006       (3,893)(2)       81,248
                                                                                                        (2,290)(2)
 Intangible assets, net .......      804,652       334,140      167,131       77,339       51,308     (334,140)(2)    1,603,924
                                                                                                       456,381 (2)
                                                                                                       (28,309)(2)
                                                                                                      (295,778)(3)
                                                                                                       371,864 (3)
                                                                                                          (664)(2)
 Other assets .................       26,168            --           --           --           --           --           26,168
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
     Total assets .............  $ 1,160,425   $   349,469  $   171,786  $    81,114  $    52,314  $   164,751      $ 1,979,859
                                 ===========   ===========  ===========  ===========  ===========  ===========      ===========

CURRENT LIABILITIES:
 Accounts payable and
   accrued expenses ...........  $    30,875   $        --  $        --  $        --  $        --  $        --      $    30,875
 Income taxes payable .........        6,613            --           --           --           --          800 (2)        7,413
 Other current liabilities ....        1,653            --           --           --           --           --            1,653
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
      Total current liabilities       39,141            --           --           --           --          800           39,941

 Notes payable ................      200,125            --           --           --           --        1,000 (3)      582,425
                                                                                                       381,300 (3)

 Deferred income taxes ........      148,005            --           --           --           --      175,195 (2)      322,536
                                                                                                          (664)(2)
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
      Total liabilities .......      387,271            --           --           --           --      557,631          944,902
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------

SHAREHOLDERS' EQUITY:

 Preferred stock ..............           --            --           --           --           --           --               --
 Class A common stock .........       13,402            --           --           --           --           --           13,402
 Class B common stock .........       19,382            --           --           --           --           --           19,382
 Additional paid-in capital ...      609,151
 Retained earnings ............      132,870       349,469      171,786       81,114       52,314     (349,469)(2)      394,673
                                                                                                       470,000 (2)
                                                                                                      (175,195)(2)
                                                                                                          (800)(2)
                                                                                                        (3,893)(2)
                                                                                                       (28,309)(2)
                                                                                                      (305,214)(3)
 Less:  Class A common
  stock in treasury ...........       (1,651)           --           --           --           --           --           (1,651)
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
      Total shareholders'
       equity .................      773,154       349,469      171,786       81,114       52,314     (392,880)       1,034,957
                                 -----------   -----------  -----------  -----------  -----------  -----------      -----------
      Total liabilities and
       shareholders equity ....  $1,160,425    $   349,469  $   171,786  $    81,114  $    52,314  $   164,751      $ 1,979,859
                                 ===========   ===========  ===========  ===========  ===========  ===========      ===========


See notes to unaudited pro forma combined balance sheet.

                                 COX RADIO, INC.
               Notes to Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 2000
                                 (In Thousands)


(1) Represents the historical amounts of (i) Cox Radio, Inc. as reflected in Cox Radio's second quarter Form 10-Q dated August 8, 2000; (ii) the AMFM Radio Stations, the Clear Channel Houston Radio Stations and the Clear Channel Richmond AMFM Stations as reflected in Item 7 of this Current Report on Form 8-K of Cox Radio, Inc. and (iii) the Clear Channel Assets.

AMFM RADIO STATIONS

(2) On August 30, 1999, Cox Radio agreed to acquire the plant and equipment, intangible assets, and FCC broadcast rights of the AMFM Radio Stations in exchange for the plant and equipment, intangible assets, and FCC broadcast licenses of KFI-AM and KOST-FM in Los Angeles, California and approximately $3 million in cash. Effective October 1, 1999, Cox Radio began operating the AMFM Radio Stations pursuant to a Time Brokerage Agreement. Cox Radio consummated this transaction on August 25, 2000.

         Accordingly, the following adjustment reflects the exchange of the plant and equipment, intangible assets, and FCC broadcast licenses of KFI-AM and KOST-FM (herein collectively referred to as "KFI-AM and KOST-AM") and the payment of $3 million in cash consideration for the plant and equipment, intangible assets and FCC broadcast licenses of the AMFM Radio Stations and the application of the purchase accounting method in accordance with APB Opinion No. 16, "Business Combinations":


              Estimated fair value of the AMFM Radio Stations based on a preliminary appraisal ...................  $      473,000
              Preliminary estimate of direct acquisition costs funded through borrowings under Cox Radio's
              revolving credit facilities.........................................................................           1,000
                                                                                                                    --------------
               Total adjusted purchase price .....................................................................  $      474,000

           Allocation of total adjusted purchase price as follows:

              Preliminary estimate of the fair value of the AMFM Radio Stations' plant and
                equipment based on preliminary appraisal  ........................................................          17,619
                                                                                                                    --------------
              Preliminary estimate of excess of purchase price over tangible assets acquired
              attributed to FCC licenses (Amortizable life of 40 years) ..........................................  $      456,381
                                                                                                                    ==============

           Calculation of incremental property, plant, and equipment based on preliminary appraisal:

              Preliminary estimate of the fair value of the AMFM Radio Stations' plant and
                equipment based on preliminary appraisal  ........................................................  $       17,619
              Historical property, plant, and equipment of AMFM Radio Stations ...................................         (15,329)
                                                                                                                    --------------
              Incremental property, plant and equipment...........................................................  $        2,290
                                                                                                                    ==============

              In addition, the pro forma adjustments reflect the following:

              Elimination of the historical plant and equipment of KFI-AM and KOST-FM ............................  $       (3,893)
              Elimination of the historical intangible assets of KFI-AM and KOST-FM ..............................         (28,309)
              Elimination of the historical deferred income tax liabilities of KFI-AM and KOST-FM ................            (664)
              Elimination of the historical intangible assets of the AMFM Radio Stations .........................        (334,140)
              Elimination of the historical equity accounts of the AMFM Radio Stations ...........................        (349,469)
              Cash consideration paid to AMFM Inc. upon exchange .................................................          (3,000)
              Preliminary estimate of current income taxes payable related to the pre-tax gain on
                exchange of KFI-AM and KOST-FM for the AMFM Radio Stations .......................................             800
              Preliminary estimate of deferred income taxes payable related to the pre-tax gain on
                exchange of KFI-AM and KOST-FM for the AMFM Radio Stations .......................................  $      175,195


                                 COX RADIO, INC.
               Notes to Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 2000
                                 (In Thousands)


The unaudited pro forma combined statement of operations does not include the estimated net after-tax gain upon the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations as follows:


              Estimated value of the AMFM Radio Stations, net of cash consideration paid to
                AMFM Inc. ........................................................................................  $      470,000
              Less: Net book value of  the plant and equipment, intangible assets, and FCC broadcast
                licenses of KFI-AM and KOST-FM ...................................................................         (32,202)
                                                                                                                    --------------
              Preliminary estimate of pre-tax gain on the exchange ...............................................         437,798
              Statutory income tax rate ..........................................................................            40.2%
                                                                                                                    --------------
              Preliminary estimated income tax effect of the exchange ............................................         175,995
                                                                                                                    --------------
              Preliminary estimate of net after-tax gain on the exchange .........................................  $      261,803
                                                                                                                    ==============

CLEAR CHANNEL RADIO STATIONS AND ASSETS

(3) On March 3, 2000, Cox Radio entered into an agreement to acquire the plant and equipment, intangible assets, and FCC broadcast licenses of the Clear Channel Houston Radio Stations, Clear Channel Richmond AMFM Radio Stations, and Clear Channel Assets for consideration of $380 million. Cox Radio closed this transaction on August 30, 2000.

         Accordingly, the following adjustment reflects the acquisition of the Clear Channel Radio Stations and the application of the purchase accounting method in accordance with APB Opinion No. 16:

              Cash purchase price funded through borrowings under Cox Radio's revolving credit facilities ........  $      380,000
              Preliminary estimate of direct acquisition costs funded through borrowings under Cox Radio's
               revolving  credit facilities.......................................................................           1,300
                                                                                                                    --------------
              Total adjusted purchase price... ...................................................................         381,300

         Allocation of total adjusted purchase price as follows:
         Preliminary estimate of the fair value , which approximates book value, of the plant and equipment of:
              Clear Channel Houston Radio Stations ...............................................................           4,655
              Clear Channel Richmond AMFM Radio Stations .........................................................           3,775
              Clear Channel Assets  ..............................................................................           1,006
                                                                                                                    --------------
              Preliminary estimate of excess of purchase price over tangible assets acquired
              attributed to FCC licenses (Amortizable life of 40 years) ..........................................  $      371,864
                                                                                                                    ==============
         In addition, the pro forma adjustments reflect the following:
            Elimination of the historical intangible assets of the Clear Channel Radio Stations ..................
              Clear Channel Houston Radio Stations ...............................................................  $     (167,131)
              Clear Channel Richmond AMFM Radio Stations .........................................................         (77,339)
              Clear Channel Assets  ..............................................................................         (51,308)
                                                                                                                    --------------

              Total historical intangible assets .................................................................  $     (295,778)
                                                                                                                    ==============

         Elimination of the historical equity accounts of the Clear Channel Radio Stations:
              Clear Channel Houston Radio Stations ...............................................................        (171,786)
              Clear Channel Richmond AMFM Radio Stations .........................................................         (81,114)
              Clear Channel Assets  ..............................................................................         (52,314)
                                                                                                                    ==============
              Total historical equity accounts ...................................................................  $     (305,214)
                                                                                                                    ==============


                                 COX RADIO, INC.
           Unaudited Pro Forma Consolidated Statements of Operations
                         Six Months Ended June 30, 2000
                      (In Thousands except per share data)




                                                                                   Clear
                                                                      Clear        Channel
                                                                     Channel      Richmond
                                                      AMFM           Houston        AMFM
                                        Cox           Radio           Radio         Radio           Pro Forma          Cox Radio
                                        Radio        Stations       Stations      Stations        Adjustments         Pro Forma
                                      ---------      ---------      ---------     ---------       -----------         ---------
                                        (1)             (1)            (1)           (1)

Net revenues ....................     $ 171,547      $      --      $  14,050     $   6,526         $      --         $ 192,123

Costs and expenses:
    Operating ...................        37,795             --          1,655           914                --            40,364
    Selling, general and
     administrative .............        69,178             --          5,753         2,804                --            77,735
    Corporate general and
     administrative .............         5,979             --             --            --                --             5,979

    Depreciation and amortization        15,055         13,456          6,618         3,193              (185)(2)        40,601
                                                                                                         (178)(3)
                                                                                                        1,528 (4)
                                                                                                          951 (8)
                                                                                                          164 (5)

    Gain on sales of assets .....           (58)            --             --            --                --               (58)

    Gain on sales of radio
     stations ...................       (45,353)            --             --            --                --           (45,353)
                                      ---------      ---------      ---------     ---------         ---------         ---------

 Operating income (loss) ........        88,951        (13,456)            24          (385)           (2,116)           72,855

 Interest expense, net ..........       (12,434)            --             --            --               (35)(6)       (25,929)
                                                                                                      (13,460)(9)

 Non-cash mark-to-market
  unrealized gain ...............         2,172             --             --            --                               2,172
 Other expenses - net ...........          (344)            --             --            --                --              (344)
                                      ---------      ---------      ---------     ---------         ---------         ---------

 Income (loss) before income
  taxes .........................        78,345        (13,456)            24          (385)          (15,611)           48,753

 Income tax expense (benefit) ...        32,010             --             --                          (4,861)(7)        21,211
                                                                                                       (5,938)(10)

 Net income (loss) ..............     $  46,335      $ (13,456)     $      24     $    (385)        $  (4,812)        $  27,543
                                      =========      =========      =========     =========         =========         =========


Net income per common share:
 Basic ..........................     $    0.53                                                                       $    0.32
                                      =========                                                                       =========
 Diluted ........................     $    0.53                                                                       $    0.31
                                      =========                                                                       =========

Weighted average common shares
  outstanding:
 Basic ..........................        87,120                                                                          87,120
                                      =========                                                                       =========
 Diluted ........................        87,806                                                                          87,806
                                      =========                                                                       =========




See notes to unaudited pro forma combined statement of operations.

                                          Cox Radio, Inc.
                   Notes to Unaudited Pro Forma Combined Statement of Operations
                                    Period Ended June 30, 2000
                                          (In Thousands)


(1) Represents the historical amounts of (i) Cox Radio, Inc. as reflected in Cox Radio's second quarter Form 10-Q dated August 8, 2000; (ii) the AMFM Radio Stations, the Clear Channel Houston Radio Stations and the Clear Channel Richmond AMFM Stations as reflected in Item 7 of this Current Report on Form 8-K of Cox Radio, Inc.

AMFM Radio Stations
         Effective October 1, 1999, AMFM began operating KFI-AM and KOST-FM pursuant to a Time Borokerage Agreement. Since AMFM legally owned the operatins of KFI-AM and KOST-FM, beginning Octoebr 1, 1999, the net revenues and direct operating expenses, excluding depreciaiton and amortization, have been excluded from the results of operations of Cox Radio.

(2) To eliminate actual depreciation expense related to the KFI-AM and KOST-FM plant and equipment for the six months ended June 30, 2000

(3) To eliminate actual amortization expense related to the KFI-AM and KOST-FM intangibles for the six months ended June 30, 2000

(4) To record incremental amortization expense on intangibles assets related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations as follows:


             Preliminary estimate of excess of purchase price over tangible assets acquired ...............   $ 456,381
             Historical intangible assets of the AMFM Radio Stations ......................................    (334,140)
                                                                                                              ---------
             Incremental intangible assets attributed to FCC licenses .....................................     122,241
             Amortization period ..........................................................................          40
                                                                                                              ---------
             Incremental annual amortization expense  .....................................................       3,056
             Divided by 2 .................................................................................           2
                                                                                                              ---------
             Incremental amortization expense for the six-months ended June 30, 2000 ......................   $   1,528
                                                                                                              =========



(5) To record incremental depreciation expense on property, plant, and equipment related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations as follows:


            Preliminary estimate of the fair value of the AMFM Radio Stations' plant and
               equipment based on preliminary appraisal  ..................................................   $  17,619
            Historical property, plant, and equipment of AMFM Radio Stations ..............................     (15,329)
                                                                                                              ---------
             Incremental property, plant and equipment ....................................................       2,290
             Depreciation period ..........................................................................           7
                                                                                                              ---------
             Incremental annual depreciation expense  .....................................................         327
             Divided by 2 .................................................................................           2
                                                                                                              ---------
             Incremental depreciation expense for the six-months ended June 30, 2000 ......................   $     164
                                                                                                              =========


(6) To record incremental interest expense on borrowings to fund the estimated direct acquisition costs related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations using an incremental borrowing rate of 7.06%, based on Cox Radio's borrowing rate under its revolving credit facilities as of June 30, 2000 as follows:


             Estimated borrowings ........................................................................... $   1,000
             Incremental borrowing rate .....................................................................      7.06%
                                                                                                              ---------
             Incremental annual  interest expense  ..........................................................        71
             Divided by 2 ...................................................................................         2
                                                                                                              ---------
             Incremental interest expense for the six-months ended June 30, 2000 ............................ $      35
                                                                                                              =========


         A 1/8% increase or decrease in the incremental borrowing rate would not have a material impact on incremental interest expense.


(7) To record the effect on income taxes related to pro forma adjustments 2 through 6 using a statutory income tax rate of 40.2% as follows:


            Historical loss  before income taxes of AMFM Radio Stations while under
              ownership of AMFM Inc.:                                                                         $ (13,456)
             Net pro forma adjustments to the statement of operations ..................................          1,364
                                                                                                              ---------
                                                                                                                (12,092)
             Statutory income tax rate .................................................................           40.2%
                                                                                                              ---------
             Preliminary estimate of income tax benefit ................................................      $  (4,861)
                                                                                                              =========


CLEAR CHANNEL RADIO STATISTICS

(8) To record incremental amortization expense related to the intangible assets arising from the acquisition of the Clear Channel Radio Stations, net of the amount of amortization expense previously recorded in the historical financial statements of the Clear Channel Houston Radio Stations, Clear Channel Richmond AMFM Radio Stations, and the Clear Channel Assets as follows:


             Excess of purchase price over tangible assets acquired .....................................     $ 371,864
             Elimination of historical intangible assets:
             Clear Channel Houston Radio Stations .......................................................      (167,131)
             Clear Channel Richmond AMFM Radio Stations .................................................       (77,339)
             Clear Channel Assets  ......................................................................       (51,308)
                                                                                                              ---------
             Incremental intangible assets attributed to FCC licenses ...................................        76,086
             Amortization period ........................................................................            40
                                                                                                              ---------
             Incremental annual amortization expense  ...................................................         1,902
             Divided by 2 ...............................................................................             2
                                                                                                              ---------
             Incremental amortization expense for the six-months ended June 30, 2000 ....................     $     951
                                                                                                              =========


(9) To record incremental interest expense on borrowings to fund the estimated purchase price, including the direct acquisition costs, related to the Clear Channel Houston Radio Stations, Clear Channel Richmond Capstar Radio Stations, Clear Channel Richmond AMFM Radio Stations, and the Clear Channel Assets Acquired, exchange using an incremental borrowing rate of 7.06%, based on Cox Radio's borrowing rate under its revolving credit facilities as of June 30, 2000, as follows:


             Estimated borrowings for purchase price, including direct acquisition costs ................     $ 381,300
             Incremental borrowing rate .................................................................          7.06%
                                                                                                              ---------
             Incremental annual interest expense ........................................................     $  26,920
             Divided by 2 ...............................................................................             2
                                                                                                              ---------
             Incremental interest expense for the six-months ended June 30, 2000 ........................     $  13,460
                                                                                                              =========


         A 1/8% increase or decrease in the incremental borrowing rate would not have a material impact on incremental interest expense.

(10) To record the effect on income taxes related to pro forma adjustments 8 and 9 using a statutory income tax rate of 40.2%, as follows:

             Historical income (loss) before income taxes of the Clear Channel Radio Stations:
             Clear Channel Houston Radio Stations ......................................................      $      24
             Clear Channel Richmond AMFM Radio Stations ................................................           (385)
                                                                                                              ---------
                                                                                                              $    (361)
             Net pro forma adjustments to the statement of operations ..................................        (14,411)
                                                                                                              ---------
                                                                                                                (14,772)
             Effective income tax rate .................................................................           40.2%
                                                                                                              ---------
             Preliminary estimate of income tax expense ................................................     $   (5,938)
                                                                                                              =========

                                Cox Radio, Inc.

              Unaudited Proforma Combined Statement of Operations
                          Year ended December 31, 1999
                      (in thousands except per share data)



                                                                                            Clear Channel    Clear Channel
                                                         AMFM                Capstar           Houston      Richmond Capstar
                                        Cox Radio     Radio Stations       Radio Stations   Radio Stations    Radio Stations
                                        ---------     --------------   -------------------  --------------  ----------------
                                           (1)              (1)                 (1)             (1)                    (1)
Net revenues..........................$  300,494       $  29,352          $  18,226            $  28,833       $  6,167

Costs and expense:
 Operating............................    68,923           4,270              3,461                3,456             931
Selling, general and administrative...   114,996           9,281              7,854               11,872           2,559
Corporate general and administrative..    10,038              -
Depreciation and amoritzation.........    29,112          17,915              2,666               13,736           1,307





Gain on sales of radio stations........  (40,509)            -                   -
                                        --------         --------           --------             -------        --------
Operating income (loss)...............   117,934          (2,114)              4,245                (231)          1,370
Interest expense......................   (22,760)            -                 -
Other expense-net.....................      (348)            -                 -
                                        --------         --------           --------            ------------    --------
Income (loss) before income taxes.....    94,826          (2,114)              4,245                (231)          1,370

Income tax expense (benefit)..........    39,566              -                -
                                         -------           --------         --------            ------------    --------
Net income (loss).....................   $55,260         $ (2,114)           $ 4,245            $   (231)      $  1,370
                                         =======          =========         ========            ============    ========

Net income per common share:

     Basic............................    $ 0.64
                                          ======
     Diluted..........................    $ 0.64
                                          ======

Weighted average common shares outstanding:

     Basic............................    86,127
                                          ======
     Diluted..........................    86,637
                                          ======


                                      Clear Channel
                                      Richmond AMFM        Pro Forma      Cox Radio
                                      Radio Stations       Adjustments    Pro Forma
                                      --------------       -----------    ---------
                                              (1)
Net revenues.......................... $ 6,400             $(42,551)(2)    $346,921

Costs and expense:
 Operating............................     848               (8,014)(2)      73,875
Selling, general and administrative...   2,622               (9,150)(2)     140,034
Corporate general and administrative..                           --          10,038
Depreciation and amoritzation.........   2,739                 (400)(3)      72,003
                                                               (357)(4)
                                                              3,056 (5)
                                                              1,902 (9)
                                                                327 (6)
Gain on sales of radio stations........                                      (40,509)
                                        --------            --------        --------
Operating income (loss)...............     191              (29,915)          91,480
Interest expense......................                          (71)(7)      (49,751)
                                                            (26,920)(10)
Other expense-net.....................                            -             (348)
                                        --------             -------        --------

Income (loss) before income taxes.....       191             (56,906)         41,381


Income tax expense (benefit)..........                      (10,433)(8)       18,081
                                                            (11,052)(11)
                                         -------            --------         --------
Net income (loss).....................   $   191           $ (35,421)       $  23,300
                                         =======           =========         ========

Net income per common share:

     Basic............................                                       $ 0.27
                                                                             ======
     Diluted..........................                                       $ 0.27
                                                                             ======

Weighted average common shares outstanding:

     Basic............................                                       86,127
                                                                             ======
     Diluted..........................                                       86,637
                                                                             ======


See notes to unaudited proforma combined statement of operations

                                 COX RADIO, INC.
          Notes to Unaudited Pro Forma Combined Statement of Operations
                          Year Ended December 31, 1999
                                 (In Thousands)


(1) Represents the historical amounts of (i) Cox Radio, Inc., as reflected in Cox Radio's Annual Report on Form 10-K/A dated March 20, 2000; (ii) the AMFM Radio Stations during the year ended December 31, 1999 while under ownership of AMFM Inc. and during the year ended December 31, 1999 while under ownership of Capstar Broadcasting Corporation, as reflected in Item 7 of the Current Report on Form 8-K of Cox Radio, Inc. dated August 30, 1999, and (iii) the Clear Channel Houston Radio Stations, the Clear Channel Richmond AMFM Radio Stations and the Clear Channel Richmond Capstar Stations as reflected in Item 7 of this Current Report on Form 8-K of Cox Radio, Inc.

AMFM RADIO STATIONS

(2) To eliminate revenues and direct operating expenses related to KFI-AM and KOST-FM for the year ended December 31, 1999.

(3) To eliminate actual depreciation expense related to the KFI-AM and KOST-FM plant and equipment for the year ended December 31, 1999.

(4) To eliminate actual amortization expense related to the KFI-AM and KOST-FM intangible assets for the year ended December 31, 1999.

(5) To record incremental amortization expense on intangibles assets related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations as follows:

             Preliminary estimate of excess of purchase price over tangible assets acquired ..........................................  $  456,381
             Historical intangible assets of the AMFM Radio Stations ......    (334,140)
                                                                             ----------
             Incremental intangible assets attributed to FCC licenses ......    122,241
             Amortization period ...........................................         40
                                                                             ----------
             Incremental amortization expense .............................. $    3,056
                                                                             ==========


(6) To record incremental depreciation expense on property, plant, and equipment related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations as follows:

             Preliminary estimate of the fair value of the AMFM Radio
                 Stations' plant and equipment based on preliminary
                 appraisal ................................................. $   17,619
             Historical property, plant, and equipment of AMFM Radio
                 Stations ..................................................    (15,329)
                                                                             ----------
             Incremental property, plant and equipment .....................      2,290
             Depreciation period ...........................................          7
                                                                             ----------
             Incremental depreciation expense .............................. $      327
                                                                             ==========

(7) To record incremental interest expense on borrowings to fund the estimated direct acquisition costs related to the exchange of KFI-AM and KOST-FM for the AMFM Radio Stations using an incremental borrowing rate of 7.06%, based on Cox Radio's borrowing rate under its revolving credit facilities as of June 30, 2000, as follows:


             Estimated borrowings .......................................... $    1,000
             Incremental borrowing rate ....................................       7.06%
                                                                             ----------
             Incremental interest expense .................................. $       71
                                                                             ==========


      A 1/8% increase or decrease in the incremental borrowing rate would not have a material impact on incremental interest expense.

      (8) To record the effect on income taxes related to pro forma adjustments 2 through 7 using a statutory income tax rate of 40.2% as follows:

            Historical income (loss) before income taxes of AMFM Radio
            Stations while under ownership of:
             AMFM Inc. ..................................................... $  (2,114)
             Capstar Broadcasting Corporation ..............................     4,245
             Net pro forma adjustments to the statement of operations ......   (28,084)
                                                                             ---------
                                                                               (25,953)
             Statutory income tax rate .....................................      40.2%
                                                                             ---------
             Preliminary estimate of income tax benefit .................... $ (10,433)
                                                                             =========

CLEAR CHANNEL RADIO STATIONS

(9) To record incremental amortization expense related to the intangible assets arising from the acquisition of the Clear Channel Radio Stations, net of the amount of amortization expense previously recorded in the historical financial statements of the Clear Channel Houston Radio Stations, and the Clear Channel Richmond AMFM Radio Stations as follows:

             Excess of purchase price over tangible assets acquired ........ $  371,864
             Elimination of historical intangible assets of:
                Clear Channel Houston Radio Stations .......................   (167,131)
                Clear Channel Richmond AMFM Radio Stations .................    (77,339)
                Clear Channel Assets .......................................    (51,308)
                                                                             ----------
             Incremental intangible assets attributed to FCC licenses ......     76,086
             Amortization period ...........................................         40
                                                                             ----------
             Incremental amortization expense .............................. $    1,902
                                                                             ==========


(10) To record incremental interest expense on borrowings to fund the estimated purchase price, including the direct acquisition costs, related to the Clear Channel Radio Stations using an incremental borrowing rate of 7.06%, based on Cox Radio's borrowing rate under its revolving credit facilities as of June 30, 2000, as follows:

             Estimated borrowings for purchase price, including direct
                acquisition costs .......................................... $  381,300
             Incremental borrowing rate ....................................       7.06%
                                                                             ----------
             Incremental interest expense .................................. $   26,920
                                                                             ==========


      A 1/8% increase or decrease in the incremental borrowing rate would result in an increase or decrease of incremental interest expense of approximately $476.

(11) To record the effect on income taxes related to pro forma adjustments 9 and 10 using a statutory income tax rate of 40.2%, as follows:

             Historical income (loss) before income taxes of the Clear
              Channel Radio Stations
                Clear Channel Houston Radio Stations ....................... $    (231)
                Clear Channel Richmond AMFM Radio Stations .................       191
                Clear Channel Richmond Capstar Stations ....................     1,370
             Net pro forma adjustments to the statement of operations ......   (28,822)
                                                                             ---------
                                                                               (27,492)
             Effective income tax rate .....................................      40.2%
                                                                             ---------
             Preliminary estimate of income tax benefit .................... $ (11,052)
                                                                             =========